SSGA ACTIVE TRUST

SPDR® Nuveen Municipal Bond ESG ETF

(the “Fund”)

Supplement dated January 3, 2025 to the Prospectus, Summary Prospectus and Statement of Additional

Information (“SAI”), each dated October 31, 2024, as may be supplemented from time to time

Effective immediately, David J. Blair is replaced by

Joel H. Levy as a portfolio manager of the Fund. Accordingly, effective immediately, the

Prospectus, Summary Prospectus and SAI are revised as follows:

1)	All references to David J. Blair as a portfolio manager of the Fund are deleted.

2)	The “Portfolio Managers” section for the Fund on page 62 of the Prospectus and page 5 of the Summary Prospectus is deleted and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Joel Levy.

Timothy T. Ryan, CFA, is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010.

Joel H. Levy is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Levy joined an affiliate of Nuveen Asset Management in 2011.

3)

The “Portfolio Managers” table on page 152 of the Prospectus and the “Portfolio Managers” table beginning on page 68 of the SAI are revised in accordance with the Fund’s new portfolio management team listed in item 2 above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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